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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.   20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):   AUGUST 6, 1995
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                            FIRST BANK SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                        1-6880                 41-0255900
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(State or other jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


601 SECOND AVENUE SOUTH, MINNEAPOLIS, MINNESOTA                    55402
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code:  612-973-1111
                                                            ------------

                                NOT APPLICABLE
                                --------------
         (Former name or former address, if changed since last report)
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Item 2. On August 6, 1995, First Bank System, Inc. ("FBS") and FirsTier
        Financial, Inc. ("FFI") entered into an Agreement of Merger and Consolidation (the "Merger Agreement"), pursuant to which FFI will be merged into FBS. In connection with the merger, each outstanding share of Common Stock of FFI will be converted into .8829 shares of Common Stock of FBS. The merger will be accounted for as a purchase.

        In connection with the Merger Agreement, FBS and FFI entered into a Stock Option Agreement pursuant to which FBS has the right to purchase up to 19.9 percent of FFI's outstanding Common Stock at a price of $37.00 per share if, under certain circumstances, FFI enters into (or the FFI Board of Directors recommends that the FFI stockholders approve or accept) an agreement to be merged with or acquired by a third party (including the acquisition of 20 percent or more of FFI's outstanding Common Stock) or a third party acquires 20 percent or more of the outstanding FFI Common Stock.

        The merger is subject to various conditions, including the approval of the stockholders of FFI and required regulatory approvals.

        The Merger Agreement and the Stock Option Agreement are attached hereto as Exhibits 2.1 and 2.2 and are incorporated herein by reference.
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        As permitted by Item 7 of Form 8-K, because it is impracticable to file the required historical financial statements of FFI and the required pro forma financial information reflecting the acquisition of FFI on the filing date of this Form 8-K, such information will be filed not later than 60 days after the filing date of this Form 8-K.

        (c) Exhibits

            2.1 Agreement of Merger and Consolidation, dated August 6, 1995, by and between First Bank System, Inc. and FirsTier Financial, Inc. Omitted from this Exhibit, as filed, are the schedules and exhibits referenced in such agreement. FBS will furnish supplementally a copy of any such exhibits to the Commission upon receipt.

            2.2 Stock Option Agreement, dated August 7, 1995, by and between First Bank System, Inc. and FirsTier Financial, Inc.
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                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          FIRST BANK SYSTEM, INC.



Date:  August 18, 1995                    By   /s/  David J. Parrin
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                                              David J. Parrin
                                              Senior Vice President & Controller